                                    BYLAWS

                                      OF

                           LAKE ARIEL BANCORP, INC.


         These Bylaws are supplemental to the Pennsylvania Business Corporation Law and other applicable provisions of law, as the same shall from time to time be in effect.


ARTICLE I.     MEETINGS OF SHAREHOLDERS

         Section 101. Place of Meetings. All meetings of the shareholders shall be held at such place or places, within or without the Commonwealth of Pennsylvania, as shall be determined by the Board of Directors from time to time.

         Section 102. Annual Meetings. The annual meeting of the shareholders for the election of Directors and the transaction of such other business as may properly come before the meeting shall be held at such date or hour as may be fixed by the Board of Directors. Any business which is a proper subject for shareholder action may be transacted at the annual meeting, irrespective of whether the notice of said meeting contains any reference thereto, except as otherwise provided by applicable law.

         Section 103. Special Meetings. Special meetings of the shareholders may be called at any time by the Board of Directors or by any shareholders owning, in the aggregate, not less than twenty (20%) of the shares entitled to vote at the particular meeting.

         Section 104. Conduct of Shareholders' Meetings. The President shall preside at all shareholders' meetings. In the absence of the President, the Chief Executive Officer shall preside or, in his/her absence, any Officer designated by the Board of Directors. the Officer presiding over the shareholders' meeting may establish such rules and regulations for the conduct of the meeting as he/she may deem to be reasonably necessary or desirable for the orderly and expeditious conduct of the meeting. Unless the Officer presiding over the shareholders' meeting otherwise requires, shareholders need not vote by ballot on any question.


ARTICLE II.    DIRECTORS AND BOARD MEETINGS.

         Section 201. Management by Board of Directors. The business and affairs of the Corporation shall be managed by its Board of Directors. The Board of Directors may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute, regulation, and Articles of Incorporation or these Bylaws directed or required to be exercised or done by the shareholders.

         Section 202. Nomination for Directors. (B) Nominations for directors to be elected at an annual meeting of shareholders must be submitted to the Secretary of the Corporation in writing not later than the close of business on the twentieth (20th) day immediately preceding the date of the meeting. Such notification shall contain the following information to the extent known to the notifying shareholder: (a) name and address of each proposed nominee;
(b) the principal occupation of each proposed nominee; (c) the total number of shares of capital stock of the Corporation that will be voted for each proposed nominee; (d) the name and residence address of the notifying shareholder; and (e) the number of shares of capital stock of the Corporation owned by the notifying shareholder. Nominations not made in accordance herewith may, in his/her discretion, be disregarded by the Presiding Officer of the meeting, and upon his/her instructions, the vote tellers may disregard all votes cast for each such nominee. In the event the same person is nominated by more than one shareholder, the nomination shall be honored, and all shares of capital stock of the Corporation shall be counted if at least one nomination for that person complies herewith.

         Section 203. Directors Must be Shareholders. Every Director must be a shareholder of the Corporation and shall own in his/her own right the number os shares (if any) required by law in order to qualify as such Director. Any Director shall forthwith cease to be a Director when he/she no longer holds such shares, which fact shall be reported to the Board of Directors by the Secretary, whereupon the Board of Directors shall declare the seat of such Directors vacated.

         Section 204. Eligibility and Mandatory Retirement. Commencing with the annual meeting of the shareholders in 1984, no person shall be eligible to be newly elected or appointed as a Director as he/she shall have attained the age of seventy (70) years on or prior to the date of his/her election. Any Director of this Corporation who attains the age of seventy (70) years shall cease to be a Director (without any action on his/her part) at the close os business on the day prior to the date of the next shareholders meeting at which Directors are to be elected regardless of whether or not his/her term as a Director would otherwise expire at such shareholders' meeting.

         Section 205. Classification of Directors. The Directors shall be divided into three (3) classes, as nearly equal in number as possible, known as Class 1, consisting of not more than eight (8) Directors; Class 2, consisting of not more than eight (8) Directors; and Class 3, consisting of not more than nine (9) Directors. The initial Directors of Class 1 shall serve until the third (3rd) annual meeting of shareholders. At the third (3rd) annual meeting of the shareholders, the Directors of Class 1 shall be elected for a term of three (3) years and, after expiration of such term, shall thereafter be elected every three (3) years for three (3) year terms. The initial Directors of Class 2 shall serve until the second (2nd) annual meeting of shareholders. At the second (2nd) annual meeting of the shareholders, the Directors of Class 2 shall be elected for a term of three (3) years, and, after the expiration of such term, shall thereafter be elected every three (3) years for three (3) year terms. The initial Director of Class 3 shell serve until the first (1st) annual meeting of shareholders. At the first (1st) annual meeting of shareholders, the Directors of Class 3 shall be elected for a term of three (3) years and, after the expiration of such term, shall thereafter be elected every three (3) years for three (3) year terms. Each Director shall serve until his/her successor shall have been elected and shall qualify, even though his/her term of office as herein provided has otherwise expired, except in the event of his/her earlier resignation, removal or disqualification.

         Section 206. Resignations. Any Director may resign at any time. Such resignation shall be in writing, but the acceptance thereof shall not be necessary to make it effective.

         Section 207. Compensation of Directors. No Director shall be entitled to any salary as such; but the Board of Directors may fix, from time to time, a reasonable annual fee for acting as a Director and a reasonable fee to be paid each Director for his/her services in attending meetings of the Board and meetings of committees appointed by the Board. The Corporation may reimburse Directors for expenses related to their duties as a member of the Board.

         Section 208. Regular Meetings. Regular meetings of the Board of Directors shall be held on such day, at such hour, and at time to time designate or as may be designated in any notice from the Secretary calling the meeting. The Board of Directors shall meet for reorganization at the first regular meeting following the annual meeting of shareholders at which the Directors are elected. Notice need not be given of regular meetings of the Board of Directors which are held at the time and place designated by the Board of Directors. If a regular meeting is not to be held at the time and place designated by the Board of Directors, notice of such meeting, which need not specify the business to be transacted thereat and which may be either verbal or in writing, shall be given by the Secretary to each member of the Board at least twenty-four (24) hours before the time of the meeting.

         A majority of the members of the Board of Directors shall constitute a quorum for the transaction of business. If at the time fixed for the meeting, including the meeting to organize the new Board following the annual meeting of shareholders, a quorum is not present, the directors in attendance may adjourn the meeting from time to time until a quorum is obtained.

         Except as otherwise provided herein, a majority of those directors present and voting at any meeting of the Board of Directors, shall decide each matter considered. A Director cannot vote by proxy, or otherwise act by proxy at a meeting of the Board of Directors.

         Section 209. Special Meetings. Special meetings of the Board of Directors may be called by the President, the Cashier or at the request of three (3) or more members of the Board of Directors. A special meeting of the Board of Directors shall be deemed to be any meeting other than the regular meeting of the Board of Directors. Notice of the time and place of every special meeting, which need not specify the business to the transacted thereat and which may be either verbal or in writing, shall be given by the Secretary to each member of the Board at least twenty-four (24) hours before the time of such meeting excepting the Organization Meeting following the election of Directors.

         Section 210. Chairman of the Board. The Board of Directors shall elect a Chairman of the Board at the first regular meeting of the Board following each annual meeting of Shareholders at which Directors are elected. The Chairman of the Board shall be a member of the Board of Directors and shall preside at the meetings of the Board and perform such other duties as may be prescribed by the Board of Directors.

         Section 211. Vice Chairmen of the Board. The Board of Directors may elect one (1) or more Vice Chairmen of the Board as the Board of Directors may from time to time deem advisable. The Vice Chairmen of the Board shall have such duties as are prescribed by the Board of Directors or the Chairman of the Board.

         Section 212. Reports and Records. The reports of Officers and Committees and the records of the proceedings of all Committees shall be filed with the Secretary of the Corporation and presented to the Board of Directors, if practicable, at its next regular meeting. The Board of Directors shall keep complete records of its proceedings in a minute book kept for that purpose. When a Director shall request it, the vote of each Director upon a particular question shall be recorded in the minutes.


ARTICLE III.   COMMITTEES.

         Section 301. Committees. The following Committee of the Board of Directors shall be established by the Board of Directors in addition to any other Committee the Board of Directors may in its discretion establish.

         Section 302. Executive Committee. The Executive Committee shall consist of any three (3) or more Directors. A majority of the members of the Executive Committee shall constitute a quorum, and actions of a majority of those present at a meeting at which a quorum is present shall be actions of the Committee. Meetings of the Committee may be called at any time by the Chairman or Secretary of the Committee, and shall be called whenever two (2) or more members of the Committee so request in writing. The Executive Committee shall have and exercise the authority of the Board of Directors in the management of the business of the Corporation between the dates of regular meetings of the Board.

         Section 303. Appointment of Committee Members. The Board of Directors shall elect the members of the Executive Committee and the Chairman and Vice Chairman of such Committee to serve until the next annual meeting of shareholders. The President shall appoint or shall establish a method of appointing, subject to the approval of the Board of Directors, the members of any other Committees established by the Board of Directors, and the Chairman and Vice Chairman of such Committees, to serve until the next annual meeting of shareholders. The Board of Directors may appoint, from time to time, other committees, for such purposes and with such powers as the Board may determine.

         Section 304. Organization and Proceedings. Each Committee of the Board of Directors shall effect its own organization by the appointment of a Secretary and such other Officers, except the Chairman and Vice Chairman, as it may deem necessary. A record of proceedings of all Committees shall be kept by the Secretary of such Committee and filed and presented as provided in
Section 211 of these Bylaws.


ARTICLE IV.    OFFICERS.

         Section 401. Officers. The Officers of the Corporation shall be a President, one (1) Vice President, a Secretary, a Treasurer, and such other Officers and Assistant Officers as the Board of Directors may from time to time deem advisable. Except for the President, Secretary, and Treasurer, the Board may refrain from filling any of the said offices at any time and from time to time. The same individual may hold any two (2) or more offices except both the offices of President and Treasurer. The following Officers shall be elected by the Board of Directors at the time, in the manner and for such terms as the Board of Directors from time to time shall determine: President, Vice President, Secretary, and Treasurer. The President may, subject to change by the Board of Directors, appoint such Officers and Assistant Officers as he/she may deem advisable provided such Officers and Assistant Officers have a title not higher than Vice President, who shall hold office for such periods as the President shall determine. Any Officer may be removed at any time, with or without cause, and regardless of the term from which such Officer was elected, but without prejudice to any contract right of such Officer. Each Officer shall hold his office for the current year for which he was elected or appointed by the Board unless he shall resign, becomes disqualified, or be removed at the pleasure of the Board of Directors.

         Section 402. President. The President shall have general supervision of all of the departments and business of the Corporation and shall prescribe the duties of the other Officers and Employees and see to the proper performance thereof. The President shall be responsible for having all orders and resolutions of the Board of Directors carried into effect. The President shall execute on behalf of the Corporation and may affix or cause to be affixed a seal to all authorized documents and instruments requiring such execution, except to the extent that signing and execution thereof shall have been delegated to some other Officer or Agent of the Corporation by the Board of Directors or by the President. The President shall be a member of the Board of Directors. In the absence or disability of the Chairman of the Board or his/her refusal to act, the President shall preside at meetings of the Board. In general, the President shall perform all the duties and exercise all the powers and authorities incident to such office or as prescribed by the Board of Directors.

         Section 403. Vice President. The Vice President shall perform such duties, do such acts and be subject to such supervision as may be prescribed by the Board of Directors or the President. In the event of the absence or disability of the President or his/her refusal to act, the Vice President shall perform the duties and have the powers and authorities of the President, except to the extent inconsistent with applicable law.

         Section 404. Secretary. The Secretary shall act under the supervision of the President or such other Officers as the President may designate. Unless a designation to the contrary is made at a meeting, the Secretary shall attend all meetings of the Board of Directors and all meetings of the shareholders and record all of the proceedings of such meetings in a book to be kept for that purpose, and shall perform like duties for the standing Committees when required by these Bylaws or otherwise. The Secretary shall give, or cause to be given, notice of all meetings of the shareholders and of the Board of Directors. The Secretary shall keep a seal of the Corporation, and, when authorized by the Board of Directors or the President, cause it to be affixed to any documents and instruments requiring it. The Secretary shall perform such other duties as may be prescribed by the Board of Directors, President, or such other Supervising Officer as the President may designate.

         Section 405. Treasurer. The Treasurer shall act under the supervision of the President or such other Officer as the President may designate. The Treasurer shall have custody of the Corporation's funds and such other duties as may be prescribed by the Board of Directors, President or such other Supervising Officer as the President may designate.

         Section 406. Assistant Officers. Unless otherwise provided by the Board of Directors, each Assistant Officer shall perform such duties as shall be prescribed by the Board of Directors, the President or the Officer to whom he/she is an Assistant. In the event of the absence or disability of an Officer or his/her refusal to act, his/her Assistant Officer shall, in the order of their rank, and within the same rank in the order of their seniority, have the powers and authorities of such Officer.

         Section 407. Compensation. Unless otherwise provided by the Board of Directors, the salaries and compensation of all Officers and Assistant Officers, except the President, shall be fixed by or in the manner designated by the President.

         Section 408. General Powers. The Officers are authorized to do and perform such corporate acts as are necessary in the carrying on of the business of the Corporation, subject always to the direction of the Board of Directors.


ARTICLES V.    SHARES OF CAPITAL STOCK.

         Section 501. Authority to Sign Share Certificates. Every share certificate of the Corporation shall be signed by the President and by the Secretary or one of the Assistant Secretaries. Certificate may be signed by a facsimile signature or the President and the Secretary or one of the Assistant Secretaries of the Corporation.

         Section 502. Lost or Destroyed Certificates. Any person claiming a share certificate to be lost, destroyed or wrongfully taken shall receive a replacement certificate if such person shall have: (a) requested such replacement certificate before the Corporation has notice that the shares have been acquired by a bona fide purchaser; (b) provided the Corporation with an indemnity agreement satisfactory in form and substance to the Board of Directors, or the President or the Secretary; and (c) satisfied any other reasonable requirements (including providing an affidavit and a surety bond) fixed by the Board of Directors, or the President or the Secretary.


ARTICLE VI.    GENERAL.

         Section 601. Fiscal Year. The fiscal year of the Corporation shall begin on the first (1st) day of January in each year and end on the thirty-first
(31st) day of December in each year.

         Section 602. Record Date. The Board of Directors may fix any time whatsoever (whether or not the same is more than fifty (50) days) prior to the date of any meeting of shareholders, or the date for the payment of any dividend or distribution, or the date for the allotment of rights, or the date when any change or conversion or exchange of shares will be made or will go into effect, as a record date for the determination of the shareholder entitled to notice of, or to vote at, any such meetings, or entitled to receive payment of any such dividend or distribution, or to receive any such allotment of rights, or to exercise the rights in respect to any such change, conversion or exchange of shares.

         Section 603. Absentee Participation in Meetings. One (1) or more Directors may participate in a meeting of the Board of Directors, or of a Committee of the Board, by means of a conference telephone or similar communications equipment, by means of which all persons participating in the meeting can hear each other.

         Section 604. Emergency Bylaws. In the event of any emergency resulting from a nuclear attack or similar disaster, and during the continuance of such emergency, the following Bylaw provisions shall be in effect, notwithstanding any other provisions of the Bylaws:

                  (a) A meeting of the Board of Directors or of any Committee thereof may be called by any Officer or Director upon one (1) hour's notice to all persons entitled to notice whom, in the sole judgment of the notifier, it is feasible to notify;

                  (b) The Director or Directors in attendance at the meeting of the Board of Directors or of any Committee thereof shall constitute a quorum; and

                  (c) These Bylaws may be amended or repealed, in whole or in part, by a majority vote of the Directors attending any meeting of the Board of Directors, provided such amendment or repeal shall only be effective for the duration of such emergency.

         Section 605. Severability. If any provision of these Bylaws is illegal or unenforceable as such, such illegality or unenforceability shall not affect any other provision of these Bylaws and such other provisions shall continue in full force and effect.


ARTICLE VII.   AMENDMENT OR REPEAL.

         Section 701. Amendment or Repeal by the Board of Directors. These Bylaws may be amended or repealed, in whole or in part, by a majority vote of members of the Board of Directors at any regular or special meeting of the Board duly convened. Notice need not be given of the purpose of the meeting of the Board of Directors at which the amendment or repeal is to be considered.

         Section 702. Recording Amendments and Repeals. The text of all amendments and repeals to these Bylaws shall be attached to the Bylaws with a notation of the date and vote of such amendment or repeal.


ARTICLE VIII.  APPROVAL OF AMENDED BYLAWS AND RECORD OF
               AMENDMENTS AND REPEALS.

         Section 801. Approval and Effective Date. These Bylaws have been approved as the Bylaws of the Corporation this 14th day of June, 1983, and shall be effected as of said date.

         Section 802. Amendments or Repeals.

                                     Date Amended
         Section Involved            or Repealed            Approved By
         ----------------            ------------           -----------

                            LAKE ARIEL BANCORP, INC

                           SECRETARY'S CERTIFICATION


         1. I certify that the below-described Articles VII and VIII to the By-laws of this corporation were duly adopted, confirmed, ratified and approved by the affirmative vote of at least a majority of the issued and outstanding shares of common stock at the 1987 Annual Meeting held on March 31, 1987:

                                  Article VII

                   INDEMNIFICATION OF OFFICERS AND EMPLOYEES

         Section 701. The Corporation shall indemnify any officer and/or employee, or any former officer and/or employee, who was or is a party to, or is threatened, to be made a party to, or who is called to be a witness in connection with, any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that such person is or was an officer and/or employee of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interest of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, shall not of itself create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in, or not opposed to, the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe that his conduct was unlawful.

         Section 702. The Corporation shall indemnify any officer and/or employee, who was or is a party to, or is threatened to be made a party to, or who is called a witness in connection with, any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that such person is or was a director, officer, and/or employee or agent of another corporation, partnership, joint venture, trust or other enterprise against amounts paid in settlement and expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of, or serving as a witness in, such action or suit if he acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the

Corporation and except that no indemnification shall be made in respect of any such claim, issue or matter as to which such person shall have been adjudged to be liable for misconduct in the performance of his duty to the Corporation.

         Section 703. Except as may be otherwise ordered by a court, there shall be a presumption that any officer and/or employee is entitled to indemnification as provided in Sections 701 and 702 of this Article unless either a majority of the directors who are not involved in such proceedings ("disinterested directors") or, if there are less than three disinterested directors, then the holders of one-third of the outstanding shares of the Corporation determine that the person is not entitled to such presumption by certifying such determination in writing to the Secretary of the Corporation. In such event the disinterested director(s) or, in the event of certification by shareholders, the Secretary of the Corporation shall request of independent counsel, who may be the outside general counsel of the Corporation, a written opinion as to whether or not the parties involved are entitled to indemnification under Sections 701 and 702 of this Article.

         Section 704. Expenses incurred by an officer and/or employee in defending a civil or criminal action, suit or proceeding may be paid by the Corporation in advance of the final disposition of such action, suit or proceeding as authorized in the manner provided under Section 703 of this Article upon receipt of an undertaking by or on behalf of the officer and/or employee to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Corporation.

         Section 705. The indemnification provided by this Article shall not be deemed exclusive of any other rights to which a person seeking indemnification may be entitled under any agreement, vote of shareholders or disinterested directors, or otherwise, both as to action in his official capacity while serving as an officer and/or employee and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be an officer and/or employee and shall inure to the benefits of the heirs, executors and administrators of such a person.

         Section 706. The Corporation may create a fund of any nature, which may, but need not be, under the control of a trustee or otherwise secure or insure in any manner its indemnification obligations arising under this Article.

         Section 707. The Corporation shall have the power to purchase and maintain insurance on behalf of any person who is or was an officer and/or employee of the Corporation, or is or was serving at the request of the Corporation as an officer and/or employee of another corporation, partnership, joint venture, trust or other enterprise against any lability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of this Article.

         Section 708. Indemnification under this Article shall not be made in any case where the act or failure to act giving rise to the claim for indemnification is determined by a court to have constituted willful misconduct or recklessness.

                                 Article VIII

                         INDEMNIFICATION OF DIRECTORS


         Section 801. A director of this Corporation shall stand in a fiduciary relation to the Corporation and shall perform his duties as a director, including his duties as a member of any committee of the board upon which he may serve, in good faith, in a manner he reasonably believes to be in the best interest of the Corporation, and with such care, including reasonable inquiry, skill and diligence, as a person of ordinary prudence would use under similar circumstances. In performing his duties, a director shall be entitled to rely in good faith on information, opinion, reports or statements, including financial statements and other financial data, in each case prepared or presented by any of the following:

         (a) One or more officers of employees of the Corporation whom the director reasonably believes to be reliable and competent in the matters presented.

         (b) Counsel, public accountants or other persons as to matters which the director reasonably believes to be within the professional or expert competence of such person.

         (c) A committee of the board upon which he does not serve, duly designated in accordance with law, as to matters within its designated authority, which committee the director reasonably believes to merit confidence.

         A director shall not be considered to be acting in good faith if he has knowledge concerning the matter in question that would cause his reliance to be unwarranted.

         Section 802. In discharging the duties of their respective positions, the Board of Directors, committees of the board, and individual directors may, in considering the best interests of the Corporation, consider the effects of any action upon employees, upon suppliers and customers of the Corporation and upon communities in which offices or other establishments of the Corporation are located, and all other pertinent factors. The consideration of those factors shall not constitute a violation of Section 801.

         Section 803. Absent a breach of fiduciary duty, lack of good faith or self-dealing, actions taken as a director or any failure to take any action shall be presumed to be in the best interest of the Corporation.

         Section 804. A director of this Corporation shall not be personally liable for monetary damages as such for any action taken or for any failure to take any action, unless:

         (a) the director has breached or failed to perform the duties of his office under the provisions of Section 801 and 802, and

         (b) the breach or failure to perform constitutes self-dealing, willful misconduct or recklessness.

         Section 805. The provisions of Section 804 shall not apply to:

         (a) the responsibility or liability of a director pursuant to a criminal statute, or
         (b) the liability of a director for the payment of taxes pursuant to local, state or federal law.

         Section 806. The Corporation shall indemnify any director, or any former director who was or is a party to, or is threatened to be made a party to, or who is called to be a witness in connection with, any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that such person is or was a director of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorney' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, shall not of itself create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in, or not opposed to, the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe that his conduct was unlawful.

         Section 807. The Corporation shall indemnify any director who was or is a party to, or is threatened to be made a party to, or who is called as a witness in connection with, any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that such person is or was a director, officer and/or employee or agent of another corporation, partnership, joint venture, trust or other enterprise against amounts paid in settlement and expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of, or serving as a witness in, such action or suit if he acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the Corporation and except that no indemnification shall be made in respect of any such claim, issue or matter as to which such person shall have been adjudged to be liable for misconduct in the performance of his duty to the Corporation.

         Section 808. Except as may be otherwise ordered by a court, there shall be a presumption that any director is entitled to indemnification as provided in Sections 806 and 807 of this Article unless either a majority of the directors who are not involved in such proceedings ("disinterested directors") or, if there are less than three disinterested directors, then the holders of one-third of the outstanding shares of the Corporation determine that the person is not entitled to such presumption by certifying such determination in writing to the Secretary of the Corporation. In such event the disinterested director(s) or, in the event of certification by shareholders, the Secretary of the Corporation shall request of independent counsel, who may be the outside general counsel to the Corporation, a written opinion as to whether or not the parties involved are entitled to indemnification under Section 806 and 807 of this Article.

         Section 809. Expenses incurred by a director in defending a civil or criminal action, suit or proceeding may be paid by the Corporation in advance of the final disposition of such action, suit or proceeding as authorized in the manner provided under Section 808 of this Article upon receipt of an undertaking by or on behalf of the director, officer and/or employee to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Corporation as authorized in this Article.

         Section 810. The indemnification provided by this Article shall not be deemed exclusive of any other rights to which a person seeking indemnification may be entitled under any agreement, vote of shareholders or disinterested directors, or otherwise, both as to action in his official capacity while serving as a director and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director and shall inure to the benefit of the heirs, executors and administrators of such a person.

         Section 811. The Corporation may create a fund of any nature, which may, but need not be, under the control of a trustee, or otherwise secure or insure in any manner its indemnification obligations arising under this Article.

         Section 812. The Corporation shall have the power to purchase and maintain insurance on behalf of any person who is or was a director or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of this Article.

         Section 813. Indemnification under this Article shall not be made in any case where the act or failure to act giving rise to the claim for indemnification is determined by a court to have constituted willful misconduct or recklessness.




         IN WITNESS WHEREOF, I have hereunto placed my hand and the seal of this corporation this thirty-first day of March, 1987.




Seal of Corporation                               -----------------------------
                                                  Donald E. Chapman, Secretary

                                   EXHIBIT A


         RESOLVED, that, in accordance with Section 1912 of the Business Corporation Law of 1988, the Board of Directors approves, ratifies, adopts and consents to an amendment to Article 5 of the Amended Articles of Incorporation to read as set forth in full:

         5. The aggregate number of shares which the Corporation shall have authority to issue is: Five Million (5,000,000) shares of Common Stock of the par value of Forty-Two Cents ($.42) per share (the "Common Stock") and One Million (1,000,000) shares of Preferred Stock of the par value of One Dollar and Twenty-Five Cents ($1.25) per share (the "Preferred Stock") with a total authorized capital of Three Million Three Hundred and Fifty Thousand Dollars ($3,350,000).

         The Board of Directors is hereby expressly authorized, by resolution of resolutions, to provide for series of Preferred Stock out of the unissued shares of Preferred Stock. Before any shares of any such series are issued, the Board of Directors shall fix, and hereby is expressly empowered to fix, by resolution or resolutions, the following provisions of the shares thereof:

         (a) the designation of such series, the number of shares to constitute such series and the stated value thereof if different from the par value thereof;

         (b) whether the shares of such series shall have voting rights, in addition to any voting rights provided by law, and, if so, the terms of such voting rights, which may be general or limited;

         (c) the dividends, if any, payable on such series, whether any such dividends shall be cumulative, and, if so, from what dates, the conditions and dates upon which such dividends shall be payable, and the preference or relation which such dividends shall bear to the dividends payable on any shares of stock of any other class or any other series or this class;

         (d) whether the shares of such series shall be subject to redemption by the Corporation, and, if so, the times, prices and other conditions of such redemption;

         (e) the amount or amounts payable upon shares of such series upon, and the rights of the holders of such series in, the voluntary or involuntary liquidation, dissolution or winding up, or upon any distribution of the assets, of the Corporation;

         (f) whether the shares of such series shall be subject to the operation of a retirement or sinking fund, and, if so, the extent to and manner in which any such retirement or sinking fund shall be applied to the purchase or redemption of the shares of such series for retirement or other corporate purposes and the terms and provisions relative to the operation thereof;

         (g) whether the shares of such series shall be convertible into, or exchangeable for, shares of stock of any other class or any other series of this class or any other securities, and, if so, the price or prices or the rate or rates of conversion or exchange and the method, if any, of adjusting the same, and any other terms and conditions of conversation or exchange;

         (h) the limitations and restrictions, if any, to be effective while any shares of such series are outstanding, upon the payment of dividends or the making of other distributions on, and upon the purchase, redemption or other acquisition by the Corporation of, the Common Stock or shares of stock of any other class or any other series of this class;

         (i) the conditions or restrictions, if any, upon the creation of indebtedness of the Corporation or upon the issuance of any additional stock, including additional shares of such series or of any other series of this class or of any other class; and

         (j) any other powers, preferences and relative, participating, optional and other special rights, and any qualifications, limitations and restrictions thereof.

         The powers, preferences and relative, participating, optional and other special rights of each series of Preferred Stock, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding. All shares of any one series of Preferred Stock shall be identical in all respects with all other shares of such series, except that shares of any one series issued at different times may differ as to the dates from which dividends thereon shall accrue and/or be cumulative.

                           LAKE ARIEL BANCORP, INC.


                       AMENDED ARTICLES OF INCORPORATION
                              AS OF JUNE 30, 1996


7.       Corporation's name

         The name of the corporation is Lake Ariel Bancorp, Inc.

8.       Corporation's Address

         The address of this corporation's current registered office in this Commonwealth and the county of venue is Main Street, Lake Ariel, Pennsylvania 18436, Wayne County.

9.       State of Incorporation and Purpose

         This corporation is incorporated under the provisions of the Business Corporation Law of 1933, as amended, and its purpose is to have unlimited power to engage in and do any lawful act concerning any or all lawful business for which corporations may be incorporated under the provisions of the Business Corporation Law of the Commonwealth of Pennsylvania.

10.      Term of Existence

         The term of existence of this corporation is perpetual.

11.      Number of Shares

         The aggregate number of shares which the Corporation shall have authority to issue is: Five Million (5,000,000) shares of Common Stock of the par value of Forty-Two Cents ($.42) per share (the "Common Stock") and One Million (1,000,000) shares of Preferred Stock of the par value of One Dollar and Twenty-Five Cents ($1.25) per share (the "Preferred Stock") with a total authorized capital of Three Million Three Hundred and Fifty Thousand Dollars ($3,350,000).

         The Board of Directors is hereby expressly authorized, by resolution or resolutions, to provide for series of Preferred Stock out of the unissued shares of Preferred Stock. Before any shares of any such series are issued, the Board of Directors shall fix, and hereby is expressly empowered to fix, by resolution or resolutions, the following provisions of the shares thereof:

         (a) the designation of such series, the number of shares to constitute such series and the stated value thereof if different from the par value thereof;

         (b) whether the shares of such series shall have voting rights, in addition to any voting rights provided by law, and, if so, the terms of such voting rights, which may be general or limited;

         (c) the dividends, if any, payable on such series, whether any such dividends shall be cumulative, and, if so, from what dates, the conditions and dates upon which such dividends shall be payable, and the preference or relation which such dividends shall bear to the dividends payable on any shares of stock of any other class or any other series of this class;

         (d) whether the shares of such series shall be subject to redemption by the Corporation, and, if so, the times, prices and other conditions of such redemption;

         (e) the amount or amounts payable upon shares of such series upon, and the rights of the holders of such series in, the voluntary or involuntary liquidation, dissolution or winding up, or upon any distribution of the assets, of the Corporation;

         (f) whether the shares of such series shall be subject to the operation of a retirement or sinking fund, and, if so, the extent to and manner in which any such retirement or sinking fund shall be applied to the purchase or redemption of the shares of such series for retirement or other corporate purposes and the terms and provisions relative to the operation thereof;

         (g) whether the shares of such series shall be convertible into, or exchangeable for, shares of stock of any other class or any other series of this class or any other securities, and, if so, the price or prices or the rate or rates of conversion or exchange and the method, if any, of adjusting the same, and any other terms and conditions of conversion or exchange;

         (h) the limitations and restrictions, if any, to be effective while any shares of such series are outstanding, upon the payment of dividends or the making of other distributions on, and upon the purchase, redemption or other acquisition by the Corporation of, the Common Stock or shares of stock of any other class or any other series of this class;

         (i) the conditions or restrictions, if any, upon the creation of indebtedness of the Corporation or upon the issuance of any additional stock, including additional shares of such series or of any other series of this class or of any other class; and

         (j) any other powers, preferences and relative, participating, optional and other special rights, and any qualifications, limitations and restrictions thereof.

         The powers, preferences and relative, participating, optional and other special rights of each series of Preferred Stock, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding. All shares of any one series of Preferred Stock shall be identical in all respects with all other shares of such series, except that shares of any one series issued at different times may differ as to the dates from which dividends thereon shall accrue and/or be cumulative.

12.      Incorporator's Names and Addresses

         The name and address of each incorporator is: Joseph W. Collins, R.D. #4, Lake Ariel, PA 18436; Arthur M. Davis, R.D. #2, Lake Ariel, PA 18436; and John G. Martines, 27-10th Avenue, Carbondale, PA 18407.